Capital City Bank Group,
Inc.
Reports Third Quarter
2026
Results
TALLAHASSEE,
Fla. (October 20,
2026) – Capital
City Bank Group,
Inc. (NASDAQ: CCBG) today
reported net income
attributable
to common
shareowners of
$16.9
million, or $0.99
per diluted share, for the
third quarter of
2026 compared
to $16.3
million, or $0.95
per diluted share, for the
second quarter
of 2026, and
$16.0 million, or $0.93 per diluted
share, for the
third quarter
of 2025.
Return on Assets was
1.53% and
Return on Equity
was 11.67%
for the third quarter
of 2026
compared
to 1.48% and
11.38%,
respectively,
for the second
quarter of
2026, and
1.47% and
11.67%, respectively
,
for the third quarter
of 2025.
QUARTER HIGHLIGHTS
(3
rd
Quarter 2026
versus 2
nd
Quarter 2026)
Income Statement
●
Tax-equivalent net interest income totaled $45.1 million compared to $44.2 million for the prior quarter and reflected one
additional calendar day in the third quarter
-
Net interest margin increased 7 basis points to 4.42% (earning asset yield increased 4 basis points to 5.15% and cost of
funds decreased 2 basis points to 73 basis points)
●
Credit loss provision
decreased $1.0 million -
net loan charge-offs
of 8 basis points
(annualized) of average loans
- allowance
coverage ratio decreased two basis points to 1.22% at September 30, 2026
●
Noninterest income decreased $1.2 million, or 5.9%, driven by lower mortgage banking revenues and deposit fees
●
Noninterest
expense decreased
$0.3 million, or
0.8%, primarily due to
lower compensation
expense of $0.2
million
Balance Sheet
●
Loan balances
decreased $10.3
million, or 0.4%
(average), and decreased
$10.1 million,
or 0.4% (end of period)
●
Improved credit
quality - total nonperforming
assets of $9.7 million
(22 basis points
of total assets)
at September
30, 2026, a
$3.7 million
decrease from
the prior quarter
●
Deposit balances
decreased $31.2
million, or 0.9%
(average), and decreased
$54.4 million,
or 1.5% (end of period)
due to
the normal seasonal decrease in our public fund balances
●
Investment security
loss AFS and HTM
of 3.2% (after-tax)
of book value
– total security
portfolio
duration
of 2.6 years
●
Tangible
book value
per diluted
share (non-GAAP financial
measure) increased
$0.19, or 0.7%, and
reflected
the negative
impact of higher
bond interest
rates on our quarter-end
AFS fair value
AOCI adjustment
“The third quarter
delivered strong earnings and
solid momentum
across our Company,”
said William G. Smith, Jr., Chairman
and
Chief Executive Officer.
“Continued
net interest margin expansion
and improved
credit quality contributed
meaningfully to
our third
quarter results. We
remain well positioned
to build on this momentum
and finish the
year strong.”

Discussion of
Operating Results
Net Interest Income/Net
Interest Margin
Tax
-equivalent net
interest income for the
third quarter of
2026 totaled
$45.1 million, compared
to $44.2 million for the
second
quarter of 2026, and
$43.6 million for the third quarter
of 2025. Compared
to the second
quarter of
2026, the increase
was primarily
attributable
to higher income from
investment
securities and loan
interest income,
in addition to lower deposit
interest expense,
partially offset
by lower overnight funds
income due to
lower average balances.
The increase in investment
securities income
reflected new investment
purchases at
higher rates and
higher balances as
we deploy additional
liquidity into the investment
security
portfolio. The decrease
in deposit interest expense
was primarily driven
by lower average balances
on seasonal public funds accounts
and lower rates on
time deposits. One additional
calendar
day also
contributed to
the increase over
the second quarter
of 2026.
The
increase over the
third quarter of
2025 was also
driven by the same
aforementioned
factors.
For the first nine
months of 2026, tax
-equivalent net interest income
totaled $132.2
million compared
to $128.4 million for the
same
period of 2025
.
The increase was primarily
attributable
to higher investment
securities income and
lower deposit interest expense,
partially offset
by lower loan interest income
and overnight
funds income.
New investment purchases
at higher yields and higher
balances
drove the increase
in investment securities income.
The decrease in deposit
interest expense
was primarily attributable
to
lower rates across
several product
lines. Lower average loan
balances
contributed to
the decrease
in loan interest income,
while the
decrease in overnight funds
income reflected
the deployment
of more liquidity into the
investment
portfolio as well as a lower
average overnight
funds rate.
Our net interest margin
for the third quarter
of 2026
was 4.42%, an
increase of seven
basis points over
the second quarter
of 2026
and an
increase of eight basis points
over the third quarter
of 2025. For the
first nine months of
2026, our net
interest margin
increased by six basis
points to 4.34%
compared
to the same
period of 2025.
The increase in net interest
margin over all prior
periods was largely
attributable
to higher investment
security yield driven by new purchases
at higher rates and
lower deposit costs.
For the third quarter
of 2026, our
cost of funds
was 73 basis points,
a decrease
of two basis points
from the second
quarter
of 2026
and five basis
points from the
third quarter of
2025. Our cost of
deposits (including noninterest bearing
accounts)
was 74 basis
points, 76 basis points,
and 80
basis points, respectively,
for the same
periods.
Provision for Credit Losses
We recorded
a provision benefit
for credit losses of $0.

million for the third quarter
of 2026, compared
to a provision expense
of
$0.9 million for
the second
quarter of
2026 and
$1.9 million for the third quarter
of 2025. For the
first nine months
of 2026, we
recorded a provision
expense for credit losses
of $1.6 million compared
to $3.3 million for the
same period
of 2025. Activity within
the components
of the provision (loans
held for investment
(“HFI”) and unfunded
loan commitments)
for each reported
period is
provided in the table on
page 10. We
discuss the various
factors that impacted
our provision expense
for Loans HFI
in further detail
below under the
heading
Allowance for Credit Losses .
Noninterest Income and Noninterest Expense
Noninterest income
for the third quarter
of 2026
totaled $19.4
million, a $1.2 million, or 5.9%, decrease from
the second quarter
of
2026 and
a $2.9 million, or 13.2%, decrease
from the third
quarter of
2025. The decrease
from the second
quarter of
2026 was
attributable
to decreases
in mortgage banking
revenues of $1.0
million,
deposit fees of
$0.5 million and other
income of $0.2
million partially
offset by
a $0.5 million increase in wealth
management
fees. The decrease
in mortgage banking
revenues was
primarily due to
lower production volume
and the
decrease in deposit
fees reflected lower overdraft
fees attributable
to processing
changes that
better align with industry practices
.
The increase in wealth management
fees was primarily due
to higher retail
brokerage fees.
The decrease from
the third quarter
of 2025
was driven by decreases
in mortgage banking
revenues of $1.1
million, deposit fees of
$0.7 million, other
income of $0.7
million and wealth management
fees of $0.5
million, partially offset
by an increase
in bank card
fees of $0.1
million.
The decrease in mortgage
banking revenues
was due to lower production
volume and
gain on sale margin.
The
decrease in deposit
fees reflected lower overdraft
fees. The decrease
in other income reflected
a $0.7 million gain from
the sale of
our insurance subsidiary
in the third quarter
of 2025
– the advisors at
this subsidiary also serviced
retail brokerage clients which
drove the decline in
wealth management
fees.
For the first nine
months of
2026, noninterest
income totaled
$59.9 million, a $2.3 million, or 3.8%, decrease
from the same
period
of 2025, attributable
to decreases in wealth
management
fees of $3.3
million partially offset
by increases in other
income of $0.7
million and bank
card fees of $0.3 million. The
decrease in wealth
management
fees was attributable to decreases
in retail brokerage
fees (due to lower assets
under management
)
and lower insurance
commissions (attributable
to the aforementioned
sale of our
insurance subsidiary)
.
The increase in other
income was primarily
attributable
to increases in other fees/commissions
of $0.3
million and
bank owned
life insurance income
of $0.2 million. The increase in bank
card fees reflected
higher card volume.

Noninterest expense
for the third quarter
of 2026
totaled $42.

million, a $0.3 million, or 0.8%, decrease from
the second
quarter of
2026 and
a $0.6
million, or 1.4%, decrease from
the third quarter
of 2025. The
decrease from
the second quarter
of 2026
was
primarily attributable
to decreases in compensation
expense of
$0.2 million (commission expense)
and other
expense of
$0.1
million. A $0.5 million
decrease in other real
estate expense that
was partially offset
by a $0.3
million increase in telephone expense
drove the variance
in other expense. The
decrease from
the third quarter
of 2025
was also driven by
the same
aforementioned
factors
.
For the first nine
months of 2026,
noninterest expense
totaled $126.3
million, a $2.2
million, or 1.7%, increase over the same
period
of 2025
and reflected
increases in other expense
of $3.0 million and
occupancy
expense of
$0.8 million partially offset
by a $1.6
million decrease
in compensation
expense. The increase
in other expense
was primarily due to a
$3.9 million increase in ORE
expense, reflecting lower
gains on property
sales compared
to the prior year period, which included
a significant gain from
the sale
of our operations
center building in the first quarter
of 2025. Lower charitable
contribution expense
of $0.6 million and
professional
fee expense
of $0.6 million partially offset
the increase. The
increase in occupancy
expense reflected
higher expense for FF&E
maintenance
agreements and
software licenses. The decrease
in compensation
expense reflected
lower salary expense
of $1.1
million and
associate
benefit expense
of $0.5
million. Lower commission expense drove
the decline in salary expense
and the
decrease in associate
benefit expense
was primarily attributable
to lower stock based
compensation.
Income Taxes
We realized income
tax expense
of $5.2
million (effective rate of
23.6%) for the third
quarter of
2026, compared
to $5.0 million
(effective rate
of 23.4%) for the
second quarter
of 2026
and $5.
1
million (effective rate of
24.4%) for the third
quarter of
2025. For
the first nine months
of 2026, we realized income
tax expense
of $15.0
million (effective rate of
23.5%) compared
to $15.3 million
(effective rate
of 24.2%) for the
same period of
2025.
Tax benefits
accrued from
a solar tax
credit investment
in 2026 drove the
decrease in our effective
tax rate
compared
to the prior year periods.
Absent discrete items or new tax
credit investments, we expect
our annual
effective tax
rate to approximate
23-24% for 2026.
Discussion of Financial
Condition
Earning Assets
Average
earning assets totaled
$4.038 billion for the third quarter
of 2026, a
decrease of
$30.6 million, or 0.8%,
from the second
quarter of
2026, and
an increase of
$2.4 million, or 0.1% over the fourth
quarter of
2025. Compared
to the second
quarter of
2026,
the change
in earning asset mix reflected
a $27.2
million decrease in overnight funds,
a $10.3 million decrease
in loans held for
investment, and
a $3.5 million decrease
in loans held for sale (“HFS”), partially
offset by
a $10.5
million increase in investment
securities. Compared
to the fourth quarter of 2025,
the change reflected
a $171.8 million increase
in investment securities
and a $2.7
million increase in
loans HFS, partially offset
by a $99.7
million decrease in overnight funds
and a
$72.5 million decrease
in loans
held for investment.
Average
loans HFI decreased
by $10.3 million, or 0.4% from
the second quarter
of 2026, and
decreased by
$72.5 million, or 2.8%
from the fourth
quarter of
2025. Compared
to the second
quarter of
2026, the decline was
primarily attributable
to decreases
in
commercial real estate
loans of $8.4
million, residential real estate loans
of $4.5 million, and
construction loans
of $3.7 million,
partially offset
by increases in consumer
loans (primarily indirect auto)
of $2.2 million,
home equity
loans of $2.0
million, and
commercial loans
of $1.5 million. Compared
to the fourth
quarter of
2025, the decline was
primarily attributable
to decreases in
residential real estate
loans of $35.2
million, commercial real estate
loans of $33.0
million, construction loans
of $7.8 million,
commercial loans
of $5.1 million, and
consumer loans
of $0.7 million, partially offset
by increases in home
equity loans of
$7.9
million.
Loans HFI at September
30, 2026, decreased
$10.1 million, or 0.4%
from June 30, 2026, and
decreased $56.4
million, or 2.2% from
December 31, 2025.
Compared
to June 30, 2026,
the decline was primarily attributable
to decreases in commercial
real estate loans
of $14.3 million, commercial
loans of $4.4
million, and other loans
of $2.3 million, partially offset
by increases in residential
real
estate loans
of $5.9 million, consumer
loans (primarily indirect auto)
of $3.2 million, home
equity loans of
$1.7 million, and
construction loans
of $0.2 million. Compared
to December 31, 2025,
the decline was primarily attributable
to decreases in
commercial real estate
loans of $32.4
million, residential real estate loans
of $16.9 million, commercial
loans of $12.2
million, and
other loans of $4.4
million, partially offset
by increases in home
equity loans of
$5.2 million, construction loans
of $2.4 million, and
consumer loans
(primarily indirect auto)
of $1.7 million.

Allowance for Credit Losses
At September
30, 2026, the
allowance for credit
losses for loans HFI totaled
$30.4 million compared
to $31.0 million at
June 30,
2026 and
$31.0 million at December
31, 2025. Activity within the allowance
is provided on page
10. The decline in the
allowance
reflected improved
credit quality metrics and
a lower level of net loan
charge-offs
of
8 basis points of
average loans
for the third
quarter of
2026 versus 14
basis points for the
second quarter
of 2026
and 18
basis points for the
third quarter of
2025. Net loan
charge-offs
for the nine months
ended September
30, 2026 were 11
basis points compared
to 12 basis points
for the same
period of
2025. At September
30, 2026, the
allowance represented
1.22% of loans
HFI compared
to 1.24% at
June 30, 2026,
and 1.22%
at
December 31, 2025.
Credit Quality
Nonperforming assets
(nonaccrual
loans and
other real estate)
totaled $9.7
million at September
30, 2026,
compared
to $13.4
million at June
30, 2026 and
$10.5 million at December
31, 2025. At September
30, 2026, nonperforming
assets as a
percentage of
total assets
was 0.22%, compared
to 0.30% at
June 30, 2026
and 0.24%
at December
31, 2025. Nonaccrual
loans totaled
$7.4
million at September
30, 2026, a
$2.7 million decrease from
June 30, 2026
and a
$1.2
million decrease from
December 31, 2025.
Other real estate totaled
$2.4 million at September
30, 2026, a
$1.1
million decrease from
June 30, 2026
and
a $0.4 million increase
over December 31, 2025.
Further, classified loans
totaled $2
0.8 million at September
30, 2026, a
$9.0 million decrease from
June
30, 2026 and
a $6.5 million increase over
December 31, 2025.
Deposits
Average
total deposits
were $3.648 billion for the
third quarter of
2026, a decrease
of $31.2 million, or 0.9%, from
the second
quarter of 2026, and
comparable to the fourth
quarter of
2025. Compared
to the second
quarter of
2026, the decrease
was primarily
due to lower public
funds balances
of $63.8 million (primarily NOW accounts)
due to the seasonal
reduction in those balances,
partially offset
by higher core account
balances
of $32.6 million (primarily money
market and
noninterest bearing
checking).
At September 30, 2026,
total deposits
were $3.667 billion, a decrease
of $54.4 million, or 1.
5% from June 30, 2026,
and an
increase
of $4.3 million, or
0.1% over December 31,
2025. The decrease
from June 30,
2026, was driven by
lower public funds balances
o
f
$58.3 million (primarily
NOW accounts),
partially offset
by an increase
in core deposit balances
of $3.9 million (primarily
money
market
accounts).
The increase over December
31, 2025 reflected
core deposit growth of $155.8
million, partially offset
by lower
public funds
balances
of $151.5
million. Total public funds
balances
were $503.2 million at September
30, 2026, $561.5
million at
June 30, 2026,
and $654.7
million at December 31, 2025,
respectively.
Liquidity
The Bank maintained
an average
net overnight funds
(i.e., deposits with banks plus FED funds sold, less FED funds purchased)
sold
position of $337.9
million in the third quarter
of 2026 compared
to $365.1 million in the second
quarter of
2026 and
$437.5 million
in the fourth
quarter of
2025. Compared
to the second
quarter of
2026, the variance
reflected lower average
deposits and
the
deployment
of excess liquidity into the
investment
security portfolio. Compared
to the fourth
quarter of
2025, the variance
was
driven by the deployment
of excess liquidity into the investment
security portfolio.
We also view
our investment
portfolio as a
liquidity source as we have
the option to
pledge securities in our portfolio as collateral
for borrowings or deposits
and/or to
sell selected securities in our portfolio.
Our portfolio consists of
debt issued
by the U.S.
Treasury, U.S.
governmental
agencies, municipal governments,
and corporate
entities. At September 30, 2026,
the weighted-
average maturity
and duration
of our portfolio were 2.98
years and
2.63 year
s, respectively, and
the available
-for-sale portfolio had
a net unrealized
after-tax
loss of $23.1
million,
or 2.7%
of book
value.
At September
30, 2026, we had
the ability to generate
approximately
$1.745 billion (excludes overnight
funds position
of $340
million) in additional
liquidity through various sources
including various
federal funds
purchased
lines, Federal Home Loan
Bank
borrowings, the Federal
Reserve Discount
Window,
and brokered
deposits.
Capital
Shareowners’ equity was
$573.9 million at
September 30, 2026
,
compared to $570.1
million at June 30, 2026,
and $552.9
million at
December 31, 2025. For
the first nine months
of 2026, shareowners’
equity was positively
impacted by
net income of
$49.0 million,
the issuance of
stock of $3.5
million, and stock compensation
accretion of
$1.5 million. Shareowners’ equity was
reduced by
common
stock dividends of
$13.9 million ($0.81 per share),
repurchases of
our common
stock of $2.6
million (63,088 shares), net
adjustments
totaling $2.5 million related to transactions
under our stock-based
compensation
plans, and
an unfavorable
net change
of $14.0 million in accumulated
other comprehensive
loss due to an unfavorable
fair value mark
on investment
securities driven by
higher bond rates.

At September
30, 2026, our total
risk-based capital
ratio was 22.99%,
compared
to 22.35% at
June 30, 2026,
and 21.45%
at
December 31, 2025.
Our common
equity tier 1 capital
ratio was 20.43%,
19.80%, and
18.56%, respectively,
on these dates.
Our
leverage ratio was
12.31%, 11.96%,
and 11.77%,
respectively, on these
dates. At September
30, 2026, all our regulatory
capita
l
ratios exceeded
the thresholds to
be designated as
“well-capitalized” under
the Basel III
capital standards.
Further, our tangible
common equity ratio (non-GAAP
financial measure) was
11.25% at September
30, 2026, compared
to 11.03% at June 30, 2026,
and
10.79% at
December 31, 2025.
If our unrealized
held-to-maturity
securities loss of $16.0 million (after
-tax) was recognized in
accumulated
other comprehensive
loss, our adjusted
tangible capital
ratio would be 10.88%.
About Capital City Bank
Group, Inc.
Capital City Bank
Group, Inc. (NASDAQ: CCBG) is
one of the
largest publicly traded
financial holding companies
headquartered
in Florida and
has approximately
$4.4
billion in assets.
We provide a
full range of banking
services, including traditional deposit
and credit services,
mortgage banking,
asset management,
trust, merchant
services, bankcards,
and securities brokerage
services.
Our bank
subsidiary, Capital
City Bank, was
founded
in 1895 and
has 62 banking
offices and
107 ATMs/ITMs
in Florida, Georgia
and Alabama.
For more information
about
Capital City Bank
Group, Inc., visit https://www.ccbg.com/
.
FORWARD-LOOKING
STATEMENTS
Forward-looking statements
in this press release are based
on current plans
and expectations
that are
subject to uncertainties
and
risks, which could
cause our future
results to differ materially.
The words “may,”
“could,” “should,” “would,”
“believe,”
“anticipate,”
“estimate,” “expect,”
“intend,” “plan,”
“target,” “vision,” “goal,”
“will,” “project,” “continue,”
“outlook,”
“approximate,”
“seasonal,”
“future” and
similar expressions are intended
to identify forward
-looking statements.
The following
factors, among
others, could cause
our actual
results to differ: the
effects of
and changes
in trade and
monetary
and fiscal policies
and laws, including the
interest rate policies
of the Federal Reserve
Board; inflation, interest
rate, market and
monetary
fluctuations;
local, regional, national,
and international
economic conditions
and the
impact they
may have
on us and
our clients and our
assessment
of that
impact;
supply-demand
imbalances
and general economic
conditions affecting
local real estate
prices and a
general deterioration
in commercial real estate
market fundamentals;
the costs and
effects of
legal and regulatory
developments,
the
outcomes
of legal proceedings or regulatory
or other governmental
inquiries, the results of regulatory
examinations
or reviews and
the ability to obtain
required regulatory approvals;
the effect
of changes
in laws and regulations (including laws and
regulations
concerning taxes,
banking, securities, and
insurance) and
their application
with which we and our subsidiaries must
comply; the
effect of
changes in accounting
policies and practices, as
may be
adopted
by the regulatory
agencies, as well as other accounting
standard
setters; the accuracy
of our financial
statement
estimates and
assumptions;
changes in the financial
performance
and/or
condition of our
borrowers; changes in the
mix of loan
geographies, sectors and
types or the level of non
-performing assets and
charge-offs;
changes in estimates
of future credit
loss reserve requirements based
upon the periodic
review thereof under relevant
regulatory and
accounting
requirements; changes
in our liquidity position; the timely
development
and acceptance
of new products
and services and
perceived overall value
of these products
and services by users;
changes in consumer
spending, borrowing, and
saving habits;
greater than
expected costs
or difficulties related to the
integration of new products
and lines of business;
increased
competition and
its effect on
deposit fees; technological
changes, including the impact
of generative artificial
intelligence; the costs
and effects
of cyber incidents or other
failures, interruptions, or security breaches
of our systems
or those of our customer
s
or third-
party providers;
dispositions; acquisitions and
integration of acquired
businesses; impairment
of our goodwill or other intangible
assets; changes
in the reliability of our
vendors, internal control
systems, or information
systems; our ability to increase
market share
and control
expenses; our
ability to attract
and retain
qualified employees;
changes in our organization,
compensation,
and benefit
plans; the soundness
of other financial
institutions; volatility and
disruption in national
and international
financial and
commodity
markets;
changes in the competitive
environment
in our markets and
among banking
organizations
and other
financial service
providers; action
or inaction by the
federal government,
including tariffs or trade
wars (including potential resulting reduced
consumer spending,
lower economic
growth or recession, reduced
demand
for U.S. exports, disruptions to supply
chains, and
decreased demand
for other banking
products and
services), government intervention
in the U.S. financial system;
policies related to
credit card interest
rates, and
legislative, regulatory or supervisory
actions related
to so-called “de
-banking,” including any
new
prohibitions, requirements
or enforcement
priorities that could affect
customer relationships,
compliance
obligations, or operational
practices; the
effects of
natural disasters
(including hurricanes), widespread health
emergencies (including pandemics),
military
conflict (including impacts
related to the
conflicts
in the Middle East and
resulting disruptions to energy and
other commodities
markets and
supply chains), terrorism, civil unrest, climate
change or other
geopolitical events; our
ability to declare and
pay
dividends; structural
changes in the markets
for origination, sale and
servicing of residential mortgages; any
inability to implement
and maintain
effective internal
control over financial
reporting and/or disclosure
control; negative
publicity and the
impact
on our
reputation;
and the
limited trading activity and
concentration
of ownership of our
common
stock.
Additional information
regarding
these and
other risks and uncertainties
can be found
in our Annual Report
on Form 10-K for the fiscal
year ended
December 31,
2025 and
our other filings with the SEC, which
are available
at the SEC’s internet
site (https://www.sec.gov).
Forward-looking
statements
in this Press Release speak only
as of the
date of
the Press Release, and
we assume no
obligation to update
forward-
looking statements
or the reasons why
actual
results could differ, except
as may
be required by law.

USE OF NON-GAAP
FINANCIAL MEASURES
Unaudited
We present
a tangible common
equity ratio and a tangible
book value
per diluted share that
removes the
effect of
goodwill and other
intangibles resulting
from merger and
acquisition activity.
We believe these measures
are useful to investors
because
they allow
investors to more easily
compare our capital
adequacy
to other companies
in the industry.
Non-GAAP financial measures
should not
be considered alternatives
to GAAP-basis financial
statements
and other bank holding companies
may define
or calculate these
non-
GAAP measures
or similar measures differently.
The GAAP to non
-GAAP reconciliations are provided
below.
(Dollars in Thousands, except per share data) Sep 30, 2026 Jun 30, 2026 Mar 31, 2026 Dec 31, 2025 Sep 30, 2025
Shareowners' Equity (GAAP) $ 573,862 $ 570,095 $ 559,912 $ 552,851 $ 540,635
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 89,095 89,095 89,095
Tangible Shareowners' Equity (non-GAAP) A 484,767 481,000 470,817 463,756 451,540
Total Assets (GAAP) 4,396,752 4,450,483 4,453,734 4,385,765 4,323,774
Less: Goodwill and Other Intangibles (GAAP) 89,095 89,095 89,095 89,095 89,095
Tangible Assets (non-GAAP) B $ 4,307,657 $ 4,361,388 $ 4,364,639 $ 4,296,670 $ 4,234,679
Tangible Common Equity Ratio (non-GAAP) A/B 11.25% 11.03% 10.79% 10.79% 10.66%
Actual Diluted Shares Outstanding (GAAP) C 17,152,603 17,135,824 17,114,954 17,154,586 17,115,336
Tangible Book Value per Diluted Share (non-GAAP) A/C $ 28.26 $ 28.07 $ 27.51 $ 27.03 $ 26.38

CAPITAL CITY
BANK GROUP,
INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands, except per share data) Sep 30, 2026 Jun 30, 2026 Sep 30, 2025 Sep 30, 2026 Sep 30, 2025
EARNINGS
Net Income Attributable to Common Shareowners $ 16,940 $ 16,277 $ 15,950 $ 49,034 $ 47,852
Diluted Net Income Per Share $ 0.99 $ 0.95 $ 0.93 $ 2.86 $ 2.80
PERFORMANCE
Return on Average Assets (annualized) 1.53% 1.48% 1.47% 1.49% 1.47%
Return on Average Equity (annualized) 11.67 11.38 11.67 11.45 12.12
Net Interest Margin 4.42 4.35 4.34 4.34 4.28
Noninterest Income as % of Operating Revenue 30.10 31.79 33.89 31.22 32.67
Efficiency Ratio 65.63% 65.76% 65.09% 65.76% 65.11%
CAPITAL ADEQUACY
Tier 1 Capital 21.74% 21.10% 19.33% 21.74% 19.33%
Total Capital 22.99 22.35 20.59 22.99 20.59
Leverage 12.31 11.96 11.64 12.31 11.64
Common Equity Tier 1 20.43 19.80 17.73 20.43 17.73
Tangible Common Equity
(1)
11.25 11.03 10.66 11.25 10.66
Equity to Assets 13.05% 12.81% 12.50% 13.05% 12.50%
ASSET QUALITY
Allowance as % of Non-Performing Loans 412.92% 309.72% 368.54% 412.92% 368.54%
Allowance as a % of Loans HFI 1.22 1.24 1.17 1.22 1.17
Net Charge-Offs as % of Average Loans HFI 0.08 0.14 0.18 0.11 0.12
Nonperforming Assets as % of Loans HFI and OREO 0.39 0.54 0.39 0.39 0.39
Nonperforming Assets as % of Total Assets 0.22% 0.30% 0.23% 0.22% 0.23%
STOCK PERFORMANCE
High $ 53.60 $ 51.04 $ 44.69 $ 53.60 $ 44.69
Low 47.63 42.79 38.00 39.26 32.38
Close $ 48.33 $ 49.42 $ 41.79 $ 48.33 $ 41.79
Average Daily Trading Volume 78,025 95,532 42,187 91,046 31,559
(1)
Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 9.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
2026 2025
(Dollars in thousands) Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter
ASSETS
Cash and Due
From Banks
$ 71,617 $ 67,124 $ 64,214 $ 62,189 $ 68,397
Funds Sold
and Interest
Bearing Deposits
340,015 412,609 424,756 467,782 397,502
Total Cash
and Cash Equivalents
411,632 479,733 488,970 529,971 465,899
Investment
Securities Available
for Sale
862,097 853,608 800,550 643,922 577,333
Investment
Securities Held
to Maturity
315,142 304,460 353,296 377,446 404,659
Other Equity
Securities
3,203 2,068 2,083 2,069 2,145
Total Investment
Securities
1,180,442 1,160,136 1,155,929 1,023,437 984,137
Loans Held for Sale ("HFS"):
23,455 34,278 25,088 21,695 24,204
Loans Held for Investment ("HFI"):
Commercial, Financial,
& Agricultural
168,144 172,536 170,268 180,341 179,018
Real Estate - Construction 149,335 149,127 156,630 146,920 156,756
Real Estate - Commercial 736,380 750,637 755,800 768,731 785,290
Real Estate - Residential 1,004,083 998,145 998,720 1,020,942 1,037,324
Real Estate - Home
Equity
246,120 244,462 243,932 240,897 234,111
Consumer 184,020 180,859 179,515 182,327 185,847
Other Loans 355 2,668 12,347 4,748 2,283
Overdrafts 1,287 1,437 1,192 1,212 1,378
Total Loans
Held for Investment
2,489,724 2,499,871 2,518,404 2,546,118 2,582,007
Allowance for
Credit Losses
(30,369) (31,007) (30,999) (31,001) (30,202)
Loans Held for Investment, Net 2,459,355 2,468,864 2,487,405 2,515,117 2,551,805
Premises and Equipment, Net 83,257 81,148 77,670 79,457 79,748
Goodwill and
Other Intangibles
89,095 89,095 89,095 89,095 89,095
Other Real Estate
Owned
2,353 3,424 1,822 1,936 1,831
Other Assets 147,163 133,805 127,755 125,057 127,055
Total Other
Assets
321,868 307,472 296,342 295,545 297,729
Total Assets $ 4,396,752 $ 4,450,483 $ 4,453,734 $ 4,385,765 $ 4,323,774
LIABILITIES
Deposits:
Noninterest
Bearing Deposits
$ 1,331,669 $ 1,344,694 $ 1,299,933 $ 1,251,886 $ 1,303,786
NOW Accounts 1,248,073 1,282,360 1,309,527 1,322,114 1,222,861
Money Market Accounts 420,163 418,342 432,874 390,888 405,846
Savings Accounts 509,387 511,000 516,149 503,485 500,323
Certificates of Deposit 157,276 164,613 193,134 193,939 182,096
Total Deposits 3,666,568 3,721,009 3,751,617 3,662,312 3,614,912
Repurchase
Agreements
7,187 7,420 4,561 22,018 25,629
Other Short-Term
Borrowings
31,694 39,487 28,715 28,074 14,615
Subordinated
Notes Payable
33,303 33,303 33,303 42,582 42,582
Other Long-Term
Borrowings
567 567 680 680 680
Other Liabilities 83,571 78,602 74,946 77,248 84,721
Total Liabilities 3,822,890 3,880,388 3,893,822 3,832,914 3,783,139
SHAREOWNERS' EQUITY
Common Stock 171 171 171 171 171
Additional Paid-In
Capital
41,516 40,821 39,854 41,650 40,067
Retained Earnings 543,611 531,291 519,632 508,443 499,176
Accumulated Other Comprehensive (Loss) Income,
Net of Tax
(11,436) (2,188) 255 2,587 1,221
Total Shareowners'
Equity
573,862 570,095 559,912 552,851 540,635
Total Liabilities
and Shareowners'
Equity
$ 4,396,752 $ 4,450,483 $ 4,453,734 $ 4,385,765 $ 4,323,774
OTHER BALANCE SHEET DATA
Earning Assets $ 4,033,636 $ 4,106,894 $ 4,124,177 $ 4,059,032 $ 3,987,850
Interest Bearing
Liabilities
2,407,650 2,457,092 2,518,943 2,503,780 2,394,632
Book Value
Per Diluted Share
$ 33.46 $ 33.27 $ 32.71 $ 32.23 $ 31.59
Tangible Book
Value Per
Diluted Share
(1)
28.26 28.07 27.51 27.03 26.38
Actual Basic Shares
Outstanding
17,113 17,111 17,098 17,084 17,069
Actual Diluted Shares
Outstanding
17,153 17,136 17,115 17,155 17,115
(1)
Tangible book
value per diluted
share is
a non-GAAP financial
measure.
For additional
information,
including a reconciliation
to GAAP, refer
to Page 9.

CAPITAL CITY
BANK GROUP,
INC.
CONSOLIDATED
STATEMENT
OF OPERATIONS
Unaudited
2026 2025
Nine Months Ended
September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2026 2025
INTEREST INCOME
Loans, including Fees $ 38,652 $ 38,212 $ 38,254 $ 39,565 $ 40,279 $ 115,118 $ 121,629
Investment Securities 10,640 10,260 9,055 7,768 7,188 29,955 19,674
Federal Funds Sold and Interest Bearing Deposits 3,194 3,366 3,711 4,382 3,964 10,271 11,369
Total Interest Income 52,486 51,838 51,020 51,715 51,431 155,344 152,672
INTEREST EXPENSE
Deposits 6,780 6,933 7,395 7,544 7,265 21,108 22,053
Repurchase Agreements 79 61 73 134 158 213 478
Other Short-Term Borrowings 316 349 327 217 58 992 354
Subordinated Notes Payable 293 288 398 451 383 979 1,473
Other Long-Term Borrowings 8 9 10 9 10 27 26
Total Interest Expense 7,476 7,640 8,203 8,355 7,874 23,319 24,384
Net Interest Income 45,010 44,198 42,817 43,360 43,557 132,025 128,288
Provision for Credit Losses (80) 919 712 1,995 1,881 1,551 3,269
Net Interest Income after Provision for Credit Losses 45,090 43,279 42,105 41,365 41,676 130,474 125,019
NONINTEREST INCOME
Deposit Fees 5,168 5,656 5,598 5,811 5,877 16,422 16,258
Bank Card Fees 3,830 3,858 3,630 3,684 3,733 11,318 11,021
Wealth Management Fees 4,640 4,185 4,051 4,525 5,173 12,876 16,142
Mortgage Banking Revenues 3,673 4,660 4,252 4,155 4,794 12,585 12,804
Other 2,073 2,240 2,402 1,928 2,754 6,715 6,027
Total Noninterest Income 19,384 20,599 19,933 20,103 22,331 59,916 62,252
NONINTEREST EXPENSE
Compensation 25,620 25,836 25,703 28,384 26,056 77,159 78,794
Occupancy, Net 7,294 7,319 7,083 7,052 7,037 21,696 20,901
Other 9,381 9,485 8,587 7,431 9,823 27,453 24,460
Total Noninterest Expense 42,295 42,640 41,373 42,867 42,916 126,308 124,155
OPERATING PROFIT 22,179 21,238 20,665 18,601 21,091 64,082 63,116
Income Tax Expense 5,239 4,961 4,848 4,896 5,141 15,048 15,264
NET INCOME $ 16,940 $ 16,277 $ 15,817 $ 13,705 $ 15,950 $ 49,034 $ 47,852
PER COMMON SHARE
Basic Net Income $ 0.99 $ 0.95 $ 0.92 $ 0.80 $ 0.93 $ 2.87 $ 2.81
Diluted Net Income 0.99 0.95 0.92 0.80 0.93 2.86 2.80
Cash Dividend $ 0.27 $ 0.27 $ 0.27 $ 0.26 $ 0.26 $ 0.81 $ 0.74
AVERAGE SHARES
Basic 17,113 17,101 17,129 17,070 17,068 17,114 17,050
Diluted 17,152 17,126 17,146 17,140 17,114 17,141 17,083

CAPITAL CITY
BANK GROUP, INC.
ALLOWANCE FOR CREDIT
LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2026 2025
Nine Months Ended
September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2026 2025
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 31,007 $ 30,999 $ 31,001 $ 30,202 $ 29,862 $ 31,001 $ 29,251
Provision for Credit Losses (129) 904 635 1,984 1,550 1,410 3,351
Net Charge-Offs 509 896 637 1,185 1,210 2,042 2,400
Balance at End of Period $ 30,369 $ 31,007 $ 30,999 $ 31,001 $ 30,202 $ 30,369 $ 30,202
As a % of Loans HFI 1.22% 1.24% 1.23% 1.22% 1.17% 1.22% 1.17%
As a % of Nonperforming Loans 412.92% 309.72% 278.19% 360.69% 368.54% 412.92% 368.54%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period $ 2,197 $ 2,189 $ 2,107 $ 2,095 $ 1,738 $ 2,107 $ 2,155
Provision for Credit Losses 44 8 82 12 357 134 (60)
Balance at End of Period
(1)
$ 2,241 $ 2,197 $ 2,189 $ 2,107 $ 2,095 $ 2,241 $ 2,095
ACL - DEBT SECURITIES
Provision for Credit Losses $ 5 $ 7 $ (5) $ (1) $ (26) $ 7 $ (22)
CHARGE-OFFS
Commercial, Financial
and Agricultural
$ 251 $ 577 $ 300 $ 167 $ 373 $ 1,128 $ 615
Real Estate - Construction - - - - - - -
Real Estate - Commercial - - - 4 - - -
Real Estate - Residential 9 38 - 67 12 47 69
Real Estate - Home
Equity
(7) - 13 10 10 6 34
Consumer 825 613 852 925 954 2,290 2,733
Overdrafts 1,058 524 631 670 619 2,213 1,626
Total Charge-Offs $ 2,136 $ 1,752 $ 1,796 $ 1,843 $ 1,968 $ 5,684 $ 5,077
RECOVERIES
Commercial, Financial
and Agricultural
$ 282 $ 65 $ 74 $ 44 $ 95 $ 421 $ 287
Real Estate - Construction - - - - - - -
Real Estate - Commercial 7 7 84 29 8 98 17
Real Estate - Residential 163 27 77 8 13 267 197
Real Estate - Home
Equity
4 4 10 6 10 18 61
Consumer 401 468 579 246 369 1,448 1,306
Overdrafts 770 285 335 325 263 1,390 809
Total Recoveries $ 1,627 $ 856 $ 1,159 $ 658 $ 758 $ 3,642 $ 2,677
NET CHARGE-OFFS $ 509 $ 896 $ 637 $ 1,185 $ 1,210 $ 2,042 $ 2,400
Net Charge-Offs as a % of Average Loans HFI
(2)
0.08% 0.14% 0.10% 0.18% 0.18% 0.11% 0.12%
CREDIT QUALITY
Nonaccruing Loans $ 7,355 $ 10,011 $ 11,143 $ 8,595 $ 8,195
Other Real Estate Owned 2,353 3,424 1,822 1,936 1,831
Total Nonperforming Assets ("NPAs") $ 9,708 $ 13,435 $ 12,965 $ 10,531 $ 10,026
Past Due Loans 30-89 Days $ 4,187 $ 2,680 $ 6,643 $ 7,017 $ 5,468
Classified Loans
Commercial, Financial
and Agricultural
407 1,479 1,660 1,650 1,514
Real Estate - Construction 1,013 379 - - 718
Real Estate - Commercial 13,783 21,638 6,374 5,897 11,745
Real Estate - Residential 3,693 3,825 3,497 3,601 8,348
Real Estate - Home
Equity
1,101 1,461 2,003 1,957 3,043
Consumer 820 1,020 1,011 1,229 1,144
Total Classified Loans 20,817 29,802 14,545 14,334 26,512
Nonperforming Loans as a % of Loans HFI 0.30% 0.40% 0.44% 0.34% 0.32%
NPAs as a % of Loans HFI and Other Real Estate 0.39% 0.54% 0.51% 0.41% 0.39%
NPAs as a % of Total Assets 0.22% 0.30% 0.29% 0.24% 0.23%
(1)
Recorded in other liabilities.
(2)
Annualized.

CAPITAL CITY
BANK GROUP, INC.
AVERAGE BALANCE
AND INTEREST RATES
Unaudited
Third Quarter 2026 Second Quarter 2026 First Quarter 2026 Fourth Quarter 2025 Third Quarter 2025 September 2026 YTD September 2025 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 26,993 $ 420 6.17% $ 30,505 $ 500 6.57% $ 24,716 $ 404 6.63% $ 24,261 374 6.11% $ 25,276 $ 425 6.68% $ 27,413 $ 1,324 6.46% $ 24,226 $ 1,390 7.67%
Loans Held for Investment
(1)
2,495,535 38,277 6.09 2,505,875 37,751 6.04 2,538,318 37,886 6.05 2,568,073 39,230 6.06 2,606,213 39,894 6.07 2,513,086 113,914 6.06 2,641,346 120,359 6.09
Investment Securities
Taxable Investment Securities 1,176,534 10,629 3.60 1,165,965 10,249 3.52 1,117,505 9,042 3.26 1,004,420 7,756 3.07 992,260 7,175 2.88 1,153,550 29,920 3.46 993,460 19,644 2.64
Tax-Exempt Investment Securities
(1)
1,349 15 4.39 1,356 15 4.41 1,620 17 4.25 1,620 17 4.30 1,620 18 4.44 1,441 47 4.35 1,313 43 4.43
Total Investment Securities 1,177,883 10,644 3.60 1,167,321 10,264 3.52 1,119,125 9,059 3.26 1,006,040 7,773 3.08 993,880 7,193 2.88 1,154,991 29,967 3.46 994,773 19,687 2.64
Federal Funds Sold and Interest
Bearing Deposits 337,862 3,194 3.75 365,126 3,366 3.70 407,679 3,711 3.69 437,536 4,382 3.97 356,161 3,964 4.42 369,967 10,271 3.71 342,094 11,369 4.44
Total Earning Assets 4,038,273 $ 52,535 5.15% 4,068,827 $ 51,881 5.11% 4,089,838 $ 51,060 5.06% 4,035,910 $ 51,759 5.08% 3,981,530 $ 51,476 5.12% 4,065,457 $ 155,476 5.11% 4,002,439 $ 152,805 5.10%
Cash and Due From Banks 70,540 64,337 63,079 67,291 65,085 66,013 68,074
Allowance for Credit Losses (31,607) (31,602) (31,545) (30,922) (30,342) (31,585) (30,282)
Other Assets 309,290 305,809 297,532 294,757 301,678 304,254 300,788
Total Assets $ 4,386,496 $ 4,407,371 $ 4,418,904 $ 4,367,036 $ 4,317,951 $ 4,404,139 $ 4,341,019
LIABILITIES:
Noninterest
Bearing Deposits
$ 1,316,425 $ 1,308,276 $ 1,282,988 $ 1,303,266 $ 1,314,560 $ 1,302,686 $ 1,324,753
NOW Accounts 1,224,587 $ 3,804 1.23% 1,263,616 $ 3,938 1.25% 1,302,894 $ 4,221 1.31% 1,235,961 $ 4,055 1.30% 1,198,124 $ 3,782 1.25% 1,263,412 $ 11,963 1.27% 1,224,402 $ 11,386 1.24%
Money Market Accounts 433,430 1,964 1.80 419,983 1,857 1.77 403,340 1,752 1.76 415,577 1,977 1.89 416,656 2,090 1.99 419,028 5,573 1.78 422,817 6,617 2.09
Savings Accounts 511,313 102 0.08 513,815 100 0.08 509,351 132 0.10 501,080 157 0.12 503,189 159 0.13 511,500 334 0.09 506,255 509 0.13
Time Deposits 161,771 910 2.23 173,086 1,038 2.41 192,443 1,290 2.72 191,626 1,355 2.80 179,802 1,234 2.72 175,655 3,238 2.46 174,418 3,541 2.71
Total Interest
Bearing Deposits
2,331,101 6,780 1.15 2,370,500 6,933 1.17 2,408,028 7,395 1.25 2,344,244 7,544 1.28 2,297,771 7,265 1.25 2,369,595 21,108 1.19 2,327,892 22,053 1.27
Total Deposits 3,647,526 6,780 0.74 3,678,776 6,933 0.76 3,691,016 7,395 0.81 3,647,510 7,544 0.82 3,612,331 7,265 0.80 3,672,281 21,108 0.77 3,652,645 22,053 0.81
Repurchase Agreements 14,160 79 2.20 10,917 61 2.24 15,789 73 1.88 20,690 134 2.57 21,966 158 2.86 13,616 213 2.09 24,752 478 2.58
Other Short-Term
Borrowings
31,532 316 3.98 33,545 349 4.17 27,836 327 4.76 20,954 217 4.09 12,753 58 1.82 30,984 992 4.28 10,251 354 4.62
Subordinated Notes Payable 33,303 293 3.45 33,303 288 3.42 41,620 398 3.83 42,582 451 4.15 42,582 383 3.52 36,045 979 3.58 49,113 1,473 3.95
Other Long-Term
Borrowings
567 8 5.55 660 9 5.78 680 10 5.68 680 9 5.55 681 10 5.55 635 27 5.68 755 26 4.50
Total Interest
Bearing Liabilities
2,410,663 $ 7,476 1.23% 2,448,925 $ 7,640 1.25% 2,493,953 $ 8,203 1.33% 2,429,150 $ 8,355 1.36% 2,375,753 $ 7,874 1.32% 2,450,875 $ 23,319 1.27% 2,412,763 $ 24,384 1.35%
Other Liabilities 83,642 76,331 74,300 78,520 85,422 78,126 75,664
Total Liabilities 3,810,730 3,833,532 3,851,241 3,810,936 3,775,735 3,831,687 3,813,180
SHAREOWNERS'
EQUITY:
575,766 573,839 567,663 556,100 542,216 572,452 527,839
Total Liabilities, Temporary Equity
and Shareowners' Equity $ 4,386,496 $ 4,407,371 $ 4,418,904 $ 4,367,036 $ 4,317,951 $ 4,404,139 $ 4,341,019
Interest Rate Spread $ 45,059 3.92% $ 44,241 3.86% $ 42,857 3.72% $ 43,404 3.72% $ 43,602 3.81% $ 132,157 3.83% $ 128,421 3.75%
Interest Income and Rate Earned
(1)
52,535 5.15 51,881 5.11 51,060 5.06 51,759 5.08 51,476 5.12 155,476 5.11 152,805 5.10
Interest Expense and Rate Paid
(2)
7,476 0.73 7,640 0.75 8,203 0.81 8,355 0.82 7,874 0.78 23,319 0.77 24,384 0.81
Net Interest Margin $ 45,059 4.42% $ 44,241 4.35% $ 42,857 4.24% $ 43,404 4.26% $ 43,602 4.34% $ 132,157 4.34% $ 128,421 4.28%
(1)
Interest and average rates are calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)
Rate calculated based on average earning assets.